07:28:25 PM                                             EXHIBIT 99. 6


                      MBNA MASTER CREDIT CARD TRUST 93-2

                           KEY PERFORMANCE FACTORS
                                    August, 1996



        Scheduled Maturity                                        1/15/97


        Coupon                                                    5.5875%


        Excess Protection Level
          3 Month Average                                           8.61%
        August, 1996                                                9.41%
        July, 1996                                                  7.98%
        June, 1996                                                  8.45%


        Cash Yield                                                 22.50%


        Investor Charge Offs                                        4.64%


        Base Rate                                                   8.46%


        Over 35 Day Delinquency                                     4.51%


        Seller's Interest                                          25.59%


        Total Payment Rate                                         10.99%


        Total Principal Balance                         $9,048,871,419.50


        Investor Participation Amount                     $416,666,666.69


        Seller Participation Amount                     $2,315,538,086.13